Exhibit 10.3
CONSOLIDATED AMENDED AND RESTATED PLEDGE OF EQUITY INTERESTS

THIS CONSOLIDATED AMENDED AND RESTATED PLEDGE OF EQUITY INTERESTS (the “Agreement”), dated as of February _12_, 2015, is made by [i] ALMOST FAMILY, INC., a Delaware corporation (“Borrower”), [ii] AFAM ACQUISITION, LLC, a Kentucky limited liability company (“AFAM”), [iii] CAMBRIDGE HOME HEALTH CARE HOLDINGS, INC., a Delaware corporation (“Cambridge”), [iv] NATIONAL HEALTH INDUSTRIES, INC., a Kentucky corporation (“NHI”), [v.] PATIENT CARE, INC., a Delaware corporation (“PAT”), [vi] PRIORITY CARE, INC., a Connecticut corporation (“PCI”), [vii] OMNI HOME HEALTH HOLDINGS, INC., a Delaware corporation (“OMNI”), [viii] OMNI HOME HEALTH SERVICES, LLC, a Delaware limited liability company (“OHHS”), [ix] SUNCREST HEALTHCARE, INC., a Georgia corporation (“Suncrest”), [x] SUNCREST HOME HEALTH OF CLAIBORNE COUNTY, INC., a Tennessee corporation (“SHHCC”), [xi] SUNCREST HOME HEALTH OF GEORGIA, INC., a Georgia  corporation (“SHHG”), and [xii] SUNCREST LBL HOLDINGS, INC., a Tennessee corporation (“SLBL”) (Borrower, AFAM, Cambridge NHI, PAT, PCI, OMNI, OHHS, Suncrest, SHHCC, SHHG and SLBL are referred to herein individually and collectively as “Pledgor”) for the benefit of [xii] JPMORGAN CHASE BANK, N.A. acting as Administrative Agent (“Administrative Agent”) for the ratable benefit of the Lenders pursuant to the Credit Agreement (the “Original Credit Agreement”) dated as of December 2, 2010, as modified by a Letter Agreement dated as of December 10, 2012, a Second Amendment to Credit Agreement (“Second Amendment”) dated as of December 6, 2013, and a Third Amendment to Credit Agreement dated as of the date hereof (“Third Amendment”) (collectively, the “Credit Agreement”; certain capitalized terms used in this Agreement have the meaning set forth for them in the Credit Agreement unless expressly otherwise defined in this Agreement and are incorporated by reference herein) entered into among Borrower, Administrative Agent, and the Lenders as defined in the Credit Agreement that are parties thereto.

RECITALS:

A.           Each of the Pledgors was a party to either or both, as applicable, a Pledge of Equity Interests dated as of December 2, 2010 (the “2010 Pledge Agreement”) entered into in conjunction with the execution and delivery of the Original Credit Agreement, or the Pledge of Equity Interests dated as of December 6, 2013 (the “2013 Pledge Agreement”) entered into in conjunction with the Second Amendment.

B.           In conjunction with and as a condition to the modifications to the Credit Agreement effected by the Third Amendment, the Lenders have required and the Pledgors have agreed to consolidate, and amend and restate as set forth herein the provisions of the 2010 Pledge Agreement and 2013 Pledge Agreement.

NOW, THEREFORE, in consideration of the foregoing recitals and of the mutual covenants set forth in this Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the Pledgors and the Administrative Agent hereby agree as follows:

1. Pledge.  Each Pledgor hereby grants a security interest in and pledges to the Administrative Agent for the ratable benefit of the Lenders, and as part of the Collateral for the Obligations, all of each such Pledgor’s right, title and interest in and to the following: all of those shares of the capital stock of the Subsidiaries described in Exhibit A hereto and indicated as being owned by such Pledgor evidenced by the certificate number(s) identified in Exhibit A, and all of the membership interest and all of the other right, title and interest of whatever nature including economic rights, control rights and member status, in each Subsidiary identified as an “LLC” on Exhibit A hereto and indicated

as being owned by such Pledgor (but expressly excluding Silverlink, LLC and Freedom Management Associates, LLC), and all security entitlements of each such Pledgor with respect thereto in each case, whether now owned or hereafter acquired, together with all additions, substitutions, replacements and proceeds and all income, interest, dividends and other distributions thereon (the “Collateral”).  The Collateral includes certificated securities, and Pledgors agree to deliver such certificates to the Administrative Agent accompanied by duly executed blank stock powers or assignments as applicable.  Each of the Pledgors hereby authorizes the transfer of possession of all certificates and other evidence of the Collateral to the Administrative Agent.

2. Representations and Warranties.  Each Pledgor represents and warrants to the Administrative Agent as follows:

A. AFAM and NHI are wholly-owned subsidiaries of the Borrower; PAT is a wholly-owned subsidiary of AFAM; PCI is a wholly-owned subsidiary of PAT; OMNI and Cambridge are wholly-owned subsidiaries of NHI; OHHS and Suncrest are wholly-owned subsidiaries of OMNI; SHHG, SLBL, and SHHCC are wholly-owned subsidiaries of Suncrest; and each Pledgor owns the respective percentage interest of the outstanding Equity Interest of each direct and indirect Subsidiary of the Borrower that is specified as being owned by it in Exhibit A attached to and made a part of this Agreement.

B. The Pledgor identified in Exhibit A as the owner of Collateral is the legal and beneficial owner of the Collateral identified in Exhibit A as being owned by Pledgor, which in the case of Collateral evidenced by certificates is registered in the name of such Pledgor.

C. Pledgor has full power and authority to assign, pledge and grant the Collateral to Administrative Agent that is granted by it pursuant to this Agreement and such grant does not violate any agreement binding upon Pledgor, or any federal, state or other laws or regulations, including any applicable to securities, or require any registration with, or consent or approval of, or other action by, any federal, state or other Governmental Authority or regulatory body.

D. The Collateral is free and clear of any Liens, claims or restrictions of any kind, except those established in favor of Administrative Agent by this Agreement.

E. The pledge and grant of the security interest in the Collateral pursuant to this Agreement, together with the delivery to Administrative Agent of the certificates and stock powers evidencing ownership of shares of capital stock of those Subsidiaries that are corporations and the membership interests of those Subsidiaries that are limited liability companies, is effective to vest in the Administrative Agent a valid and perfected exclusive first priority security interest, superior to the rights of any other Person, in and to the Collateral and does not violate or contravene any provision of the articles of incorporation or bylaws or articles of organization or operating agreement or limited liability company agreement (collectively, “Organization Documents”) of any Subsidiary, including any Pledgor.

F. The capital stock or membership interest of each Subsidiary that is being pledged pursuant to this Agreement constitutes that percentage of the issued and outstanding capital stock or membership interest of each such entity that is set forth for it in Exhibit A hereto, and is evidenced by the Certificate(s) bearing the Certificate # and evidencing the number of shares/units outstanding as reflected by Exhibit A.

3. Covenants.  Each of the Pledgors covenants and agrees with Administrative Agent as follows:

A. No Pledgor will incur, create, assume or permit to exist any Lien, claim or restriction of any nature whatsoever on any of the Collateral, except for those established in favor of Administrative Agent or any disclosed in and permitted by the express terms of the Loan Documents, or assign, pledge or otherwise encumber any right to receive income from the Collateral.

B. Pledgor shall not permit any Organization Documents to be modified without the prior written consent of Administrative Agent.

C. Pledgor shall be liable for, and shall pay and discharge on or before the date when due all Taxes of any kind whatsoever imposed by any Governmental Authority as a result of or in connection with the ownership interest of each Subsidiary owned by Pledgor.

D. Pledgor shall not do, suffer or permit to occur any act or thing whereby the rights of Administrative Agent in the Collateral would be impaired.

4. Voting Rights and Transfer.  Prior to the occurrence of an Event of Default, Pledgor will have the right to exercise all voting rights with respect to the Collateral owned by it.  At any time after the occurrence and during the continuance of an Event of Default, the Administrative Agent may transfer any or all of the Collateral into its name or that of its nominee and may exercise all voting rights with respect to the Collateral, but no such transfer shall constitute a taking of such Collateral in satisfaction of any or all of the Obligations unless the Administrative Agent expressly so indicates by written notice to the Pledgors.

5. Dividends, Interest and Premiums.  The Pledgor owning the Collateral will have the right to receive all cash dividends, interest and premiums declared and paid on the Collateral prior to the occurrence of any Event of Default.  In the event any additional shares or membership interests are issued to the Pledgor owning the Collateral as a dividend or distribution in lieu of cash interest on any of the Collateral, including as a result of any split of any of the Collateral, by reclassification or otherwise, any certificates evidencing any such additional ownership interest will be immediately delivered to the Administrative Agent and such certificate will be subject to this Agreement and a part of the Collateral to the same extent as the original Collateral.  At any time after the occurrence and during the continuance of an Event of Default, the Administrative Agent shall be entitled to receive all cash or stock dividends, distributions, interest and premiums declared or paid on the Collateral, all of which shall be subject to the Administrative Agent’s rights under the “Event of Default and Remedies” Section of this Agreement.

6. Event of Default and Remedies.

A. Upon the occurrence of any Event of Default, the Administrative Agent shall be entitled in its discretion to declare any or all of the Obligations to be immediately due and payable without demand or notice, all of which are expressly waived, and Administrative Agent may exercise any one or more of the rights and remedies granted pursuant to this Agreement and the other Loan Documents or given to a secured party under the Uniform Commercial Code of the applicable state, as it may be amended from time to time, or otherwise at law or in equity, including without limitation the right to sell or otherwise dispose of any or all of the Collateral at public or private sale, with or without advertisement thereof, upon such terms and conditions as Administrative Agent may deem advisable and at such prices as Administrative Agent may deem best.

B.           At any bona fide public sale, and to the extent permitted by law, at any private sale, the Administrative Agent shall be free to purchase all or any part of the Collateral, free of any right or equity of redemption in any Pledgor, which right or equity is hereby waived and released.  Any such sale may be on cash or credit.  The Administrative Agent shall be authorized at any such sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Collateral for their own account in compliance with Regulation D of the Securities Act of 1933, as amended (the “Act”) or any other applicable exemption available under such Act.  The Administrative Agent will not be obligated to make any sale if it determines not to do so, regardless of the fact that notice of the sale may have been given, and may adjourn any sale and sell at the time and place to which the sale is adjourned.  If the Collateral is customarily sold on a recognized market or threatens to decline speedily in value, the Administrative Agent may sell such Collateral at any time without giving prior notice to any Pledgor.  Whenever notice is otherwise required by law to be sent by the Administrative Agent to any Pledgor of any sale or other disposition of the Collateral, ten (10) days written notice sent to any such Pledgor at its address specified above will be reasonable.

C.           Each Pledgor recognizes that the Administrative Agent may be unable to effect or cause to be effected a public sale of the Collateral by reason of certain prohibitions contained in the Act so that the Administrative Agent may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obligated to agree, among other things, to acquire the Collateral for their own account, for investment and without a view to the distribution or resale thereof.  Each Pledgor understands that private sales so made may be at prices and on other terms less favorable to the seller than if the Collateral were sold at public sales, and agrees that the Administrative Agent has no obligation to delay or agree to delay the sale of any of the Collateral for the period of time necessary to permit the issuer of the securities which are part of the Collateral (even if the issuer would agree), to register such securities for sale under the Act.  Each Pledgor agrees that private sales made under the foregoing circumstances shall be deemed to have been made in a commercially reasonable manner.

D.           The net proceeds arising from the disposition of the Collateral after deducting expenses incurred by the Administrative Agent will be applied to the Obligations in the order determined by the Administrative Agent.  If any excess remains after the discharge of all of the Obligations, the same will be paid to the applicable Pledgor.  If after exhausting all of the Collateral there is a deficiency, the Pledgors will be liable therefor to the Administrative Agent; provided, however, that nothing contained herein will obligate the Administrative Agent to proceed against any Pledgor or other Person prior to proceeding against the Collateral.

E.           If any demand is made at any time upon the Administrative Agent for the repayment or recovery of any amount received by it in payment or on account of any of the Obligations from the disposition of the Collateral and if the Administrative Agent repays all or any part of such amount, the Pledgors will be and remain liable for the amounts so repaid or recovered to the same extent as if never originally received by Administrative Agent.

7. Further Assurances.  At any time and from time to time, upon demand of the Administrative Agent, the Pledgors will give, execute, file and record any notice, financing statement, continuation statement, instrument, document or agreement that the Administrative Agent may consider necessary or desirable to create, preserve, continue, perfect or validate any security interest granted hereunder or to enable the Administrative Agent to exercise or enforce its rights hereunder with respect to such security interest.  Without limiting the generality of the foregoing, each Pledgor hereby irrevocably appoints the Administrative Agent as each such Pledgor’s attorney-in-fact to do all acts and things in each such Pledgor’s name that the Administrative Agent may deem necessary or desirable.  This power of attorney is coupled with an interest with full power of substitution and is irrevocable.  The Administrative Agent is authorized to file financing statements, continuation statements and other documents under the Uniform Commercial Code relating to the Collateral without any such Pledgor’s signature, naming the applicable Pledgor as debtor and the Administrative Agent as secured party.

8. Notices.  Except for any notice required under applicable law to be given in another manner, any notice given under this Agreement shall be given in the manner stipulated by the Credit Agreement.  Each Pledgor irrevocably designates Borrower as the agent for Pledgor for the purpose of receiving any notices from Administrative Agent or any Lender pursuant to this Agreement and agrees that notices given by Administrative Agent or any Lender to Borrower shall be effective as notice to Pledgor if given in a manner stipulated by the Credit Agreement.

9. Preservation of Rights.

A.           No delay or omission on the Administrative Agent’s part to exercise any right or power arising hereunder will impair any such right or power or be considered a waiver of any such right or power, nor will the action or inaction of any of the same impair any such right or power.  The Administrative Agent’s rights and remedies hereunder are cumulative and not exclusive of any other rights or remedies which it may have under other agreements, at law or in equity.

B.           The Administrative Agent and the Lenders may, at any time and from time to time, without notice to or the consent of any Pledgor, and without impairing or releasing, discharging or modifying any Pledgor’s liabilities hereunder, on one or more occasions in each case [i] change the manner, place, time or terms of payment or performance of or interest rates on, or other terms relating to, any of the Obligations; [ii] renew, substitute, modify, amend or alter, or grant consents or waivers relating to any of the Obligations, any other pledge or security agreements, or any Collateral for any Obligations; [iii] apply any and all payments by whomever paid or however realized including any proceeds of any Collateral, to any Obligations of any Pledgor, including Borrower in such order, manner and amount as the Administrative Agent and the Lenders may determine in their sole discretion; [iv] deal with any other Person with respect to any Obligations in such manner as the Administrative Agent and the Lenders deem appropriate in their sole respective discretion; [v] substitute, exchange or release any Collateral or guaranty; and [vi] take such actions and exercise such remedies hereunder as provided herein.

10. Illegality.  In case any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

11. Changes in Writing.  No modification, amendment or waiver of any provision of this Agreement nor consent to any departure by any Pledgor therefrom will be effective unless made in a writing signed by the Administrative Agent, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.  No notice to or demand on any Pledgor in any case will entitle any Pledgor to any other or further notice or demand in the same, similar or other circumstance.

12. Entire Agreement; Counterparts; Signatures.  This Agreement (including the documents and instruments referred to herein) constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, between each of the Pledgors and the Administrative Agent with respect to the subject matter hereof, and amends and restates in their entirety the 2010 Pledge Agreement and the 2013 Pledge Agreement.  This Agreement shall be effective notwithstanding that it is executed in counterparts, and a facsimile or other reproduction of a signature of Pledgor or Administrative Agent to this Agreement shall be effective to the same extent as the original manual signature of each, respectively, but each shall furnish the original manually signed signature to the other promptly upon request of the other.

13. Successors and Assigns.  This Agreement will be binding upon and inure to the benefit of each of the Pledgors and the Administrative Agent and their respective successors and assigns; provided, however, that no Pledgor may assign this Agreement in whole or in part without the Administrative Agent’s prior written consent and the Administrative Agent at any time may assign this Agreement in whole or in part.

14. Interpretation.  In this Agreement, unless the Administrative Agent and the Pledgors otherwise agree in writing, the singular includes the plural and the plural the singular; references to statutes are to be construed as including all statutory provisions consolidating, amending or replacing the statute referred to; the word “or” shall be deemed to include “and/or”, the words “including”, “includes” and “include” shall be deemed to be followed by the words “without limitation.”  Section headings in this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

15. Indemnity.  Each of the Pledgors jointly and severally agrees to indemnify each of the Administrative Agent and the Lenders, their respective directors, officers and employees and agents (the  “Indemnified Parties”) and to hold each Indemnified Party harmless from and against any and all claims, damages, losses, liabilities and expenses (including all reasonable fees of counsel with whom any Indemnified Party may consult and all reasonable expenses of litigation or preparation therefor) that any Indemnified Party may incur or that may be asserted against any Indemnified Party as a result of the execution of or performance under this Agreement; provided, however, that the foregoing indemnity agreement shall not apply to claims, damages, losses, liabilities and expenses solely attributable to an Indemnified Party’s gross negligence or willful misconduct.  The indemnity agreement contained in this Section shall survive the termination of this Agreement.  Each of the Pledgors may participate at its respective expense in the defense of any such claim.

16. Consent to Jurisdiction and Venue.  Each Pledgor hereby consents to the jurisdiction of any state or federal court located within the County of Jefferson, Commonwealth of Kentucky, and irrevocably agrees that, subject to the Administrative Agent’s sole and absolute election, any case or proceeding relating to Title XI of the United States Code and any actions relating to the Obligations secured hereby shall be litigated in such courts, and each Pledgor waives any objection any such Pledgor may have based on improper venue or forum non conveniens to the conduct of any proceeding in any such court.  Nothing contained in this Section shall affect the right of the Administrative Agent to bring any action or proceeding against any Pledgor or the property of any Pledgor in the courts of any other jurisdiction.

17. WAIVER OF TRIAL BY JURY.  THE ADMINISTRATIVE AGENT AND PLEDGORS ACKNOWLEDGE THAT THE TIME AND EXPENSE REQUIRED FOR TRIAL BY JURY EXCEED THE TIME AND EXPENSE REQUIRED FOR A BENCH TRIAL AND HEREBY KNOWINGLY, VOLUNTARILY, AND IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, AND AFTER HAVING CONSULTED OR HAVING HAD AMPLE OPPORTUNITY TO CONSULT THEIR RESPECTIVE LEGAL COUNSEL CONCERNING THE CONSEQUENCES OF SUCH WAIVER, TRIAL BY JURY IN ANY ACTION (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) OR OTHER PROCEEDING BROUGHT TO ENFORCE OR DEFEND AGAINST COLLECTION OF OR OTHERWISE IN CONNECTION WITH THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS.

< Signature pages follow>

<Signature Page to Consolidated Amended and Restated Pledge of Equity Interests>

WITNESS the due execution hereof as of the date first written above.

“Pledgor”

[i]           ALMOST FAMILY, INC., a Delaware corporation

[ii]           AFAM ACQUISITION, LLC, a Kentucky limited

liability company

[iii]	CAMBRIDGE HOME HEALTH CARE HOLDINGS, INC., a Delaware corporation

[iv]	NATIONAL HEALTH INDUSTRIES, INC., a Kentucky corporation

[v]           PATIENT CARE, INC., a Delaware corporation

[vi]           PRIORITY CARE, INC., a Connecticut corporation

[vii]	OMNI HOME HEALTH HOLDINGS, INC., a Delaware corporation

[viii]	OMNI HOME HEALTH SERVICES, LLC,

a Delaware limited liability company

[ix]	SUNCREST HEALTHCARE, INC.,

a Georgia corporation

[x]	SUNCREST HOME HEALTH OF CLAIBORNE COUNTY, INC., a Tennessee corporation

[xi]	SUNCREST HOME HEALTH OF GEORGIA, INC., a Georgia corporation

[xii]	SUNCREST LBL HOLDINGS, INC., a Tennessee corporation

By:	/s/ C. Steven Guenthner
C. Steven Guenthner, as President, Principal Financial Officer, Secretary and Treasurer of each Pledgor (designated as [i] - [xii] above)

<Signature Page to Consolidated Amended and Restated Pledge of Equity Interests>

"Administrative Agent" JPMORGAN CHASE BANK, N.A.

By:	/s/ James Duffy Baker Jr.
James Duffy Baker
Authorized Signer

Attachment:

Exhibit A - Subsidiaries Schedule

Exhibit A

(List of Almost Family, Inc. Subsidiaries)

CORPORATIONS
Subsidiary and its Tax Identification #	Ownership	State of Incorporation	State ID. No.
1. Adult Day Care of America, Inc. 61-1207175	Almost Family, Inc.: Cert No. 4 for 1,000 shares	DE	2128204
2. AFAM Merger, Inc. 27-2463232	Almost Family, Inc. Cert No. 1 for 100 shares	DE	4743144
3. Cambridge Home Health Care Holdings, Inc. 20-0591577	National Health Industries, Inc. Cert No. 19 for 100,968.048 shares	DE	3752185
4. Cambridge Home Health Care, Inc. 34-1772291	Cambridge Home Health Care Holdings, Inc. Cert No. 2 for 10 shares	OH	866131
5. Cambridge Home Health Care, Inc./Private 34-1772292	Cambridge Home Health Care Holdings, Inc. Cert No. 2 for 10 shares	OH	866130
6. Caretenders of Cleveland, Inc. 61-1306845	National Health Industries, Inc.: Cert No. 1 for 100 shares	KY	0418732
7. Caretenders of Columbus, Inc. 61-1302995	National Health Industries, Inc.: Cert No. 1 for 100 shares	KY	0414266
8. Caretenders Visiting Services Employment Company, Inc. 61-1326749	National Health Industries, Inc.: Cert No. 2 for 100 shares	KY	0456266
9. National Health Industries, Inc. 61-0997496	Almost Family, Inc.: Cert No. 78 for 1,000 shares	KY	0119806
10. Patient Care, Inc. 22-2088938	AFAM Acquisition, LLC: 1,000 shares of common stock $.01 par value per share Cert No. 6 for 250 shares	DE	2320425
11. Patient Care Medical Services, Inc. 22-2170708	Patient Care, Inc.: 10 shares of common stock Cert No. 1 for 10 shares	NJ	0100027270
12. Patient Care New Jersey, Inc. 20-1574433	Patient Care, Inc.: 1,000 shares of common stock Cert No. 1 for 100 shares	DE	3848463
13. Patient Care Pennsylvania, Inc. 37-1459396	Patient Care, Inc.: 1,000 shares of common stock Cert No. 1 for 100 shares	DE	3623151
14. Priority Care, Inc. 06-1482496	Patient Care, Inc.: 100 shares of common stock Cert No. 1 for 100 shares	CT	0561909

LIMITED LIABILITY COMPANIES
Name and Federal ID No.	Ownership	State of Organization	State ID. No
15. AFAM Acquisition, LLC 26-2866404	100% by Almost Family, Inc.	KY	0705309
16. AFAM Acquisition Ohio, LLC 26-3979925	100% by National Health Industries, Inc.	KY	0718677
17. Almost Family ACO Services of Kentucky, LLC 61-1166649	100% by SunCrest Healthcare, Inc.	KY	0888128
18. Almost Family ACO Services of South Florida, LLC 46-5765971	100% by National Health Industries, Inc.	FL	L14000077192
19. Almost Family ACO Services of Tennessee, LLC 47-0979130	100% by National Health Industries, Inc.	TN	000758873
20. Almost Family PC of Ft. Lauderdale, LLC 26-1260724	100% by National Health Industries, Inc.	FL	L07000103414
21. Almost Family PC of Kentucky, LLC 26-1259925	100% by National Health Industries, Inc.	KY	0675489
22. Almost Family PC of SW Florida, LLC 26-1261522	100% by National Health Industries, Inc.	FL	L07000103411
23. Almost Family PC of West Palm, LLC 26-1263982	100% by National Health Industries, Inc.	FL	L07000103413
24. Caretenders Mobile Medical Services, LLC 26-1162933	100% by National Health Industries, Inc.	OH	1726247
25. Caretenders of Jacksonville, LLC 20-5890994	100% by National Health Industries, Inc.	FL	L06000110767
26. Caretenders Visiting Services of Columbus, LLC 20-8428138	100% by National Health Industries, Inc.	OH	1676001
27. Caretenders Visiting Services of Cook County, LLC 20-5826574	100% by National Health Industries, Inc.	IL	02013231

28. Caretenders Visiting Services of District 6, LLC 30-0425709	100% by National Health Industries, Inc.	KY	0565533
29. Caretenders Visiting Services of District 7, LLC 30-0425714	100% by National Health Industries, Inc.	KY	0565534
30. Caretenders Visiting Services of Gainesville, LLC 30-0425715	100% by National Health Industries, Inc.	FL	L05000016996
31. Caretenders Visiting Services of Hernando County, LLC 20-5826497	100% by National Health Industries, Inc.	FL	L06000104096
32. Caretenders Visiting Services of Kentuckiana, LLC 20-3021812	100% by National Health Industries, Inc.	KY	0615538
33. Caretenders Visiting Services of Ocala, LLC 20-4522444	100% by National Health Industries, Inc.	FL	L06000028455
34. Caretenders Visiting Services of Orlando, LLC 30-0425717	100% by National Health Industries, Inc.	KY	0597949
35. Caretenders Visiting Services of Pinellas County, LLC 20-5826531	100% by National Health Industries, Inc.	FL	L06000104100
36. Caretenders Visiting Services of Southern Illinois, LLC 20-5826553	100% by National Health Industries, Inc.	IL	02013258
37. Caretenders Visiting Services of St. Augustine, LLC 20-2910357	100% by National Health Industries, Inc.	FL	L05000052409
38. Caretenders Visiting Services of St. Louis, LLC 20-5826598	100% by National Health Industries, Inc.	MO	LC0774505
39. Caretenders VS of Boston, LLC 26-1258759	100% by National Health Industries, Inc.	MA	000962269
40. Caretenders VS of Central KY, LLC 26-1259391	100% by National Health Industries, Inc.	KY	0675492

41. Caretenders VS of Lincoln Trail, LLC 26-3632764	100% by National Health Industries, Inc.	KY	0715613
42. Caretenders VS of Louisville, LLC 26-1259391	100% by National Health Industries, Inc.	KY	0675491
43. Caretenders VS of Northern KY, LLC 26-1259246	100% by National Health Industries, Inc.	KY	0675495
44. Caretenders VS of Ohio, LLC 26-3706241	100% by National Health Industries, Inc.	OH	1812627
45. Caretenders VS of SE Ohio, LLC 45-1139239	100% by National Health Industries, Inc.	OH	2007716
46. Caretenders VNA of Ohio, LLC 27-3756374	100% by National Health Industries, Inc.	OH	1970058
47. Caretenders VS of Western KY, LLC 26-1258938	100% by National Health Industries, Inc.	KY	0675497
48. Imperium Health Management, LLC 45-2788800	70% by Almost Family, Inc.	KY	0794561
49. IN Homecare Network Central, LLC 46-3029953	100% by National Health Industries, Inc.	IN	2013061000795
50. IN Homecare Network North, LLC 46-3020499	100% by National Health Industries, Inc.	IN	2013061000766
51. Mederi Caretenders VS of Broward, LLC 26-1264504	100% by National Health Industries, Inc.	FL	L07000103409
52. Mederi Caretenders VS of SE FL, LLC 26-1264234	100% by National Health Industries, Inc.	FL	L07000103410
53. Mederi Caretenders VS of SW FL, LLC 26-1264384	100% by National Health Industries, Inc.	FL	L07000103412
54. Mederi Caretenders VS of Tampa, LLC 26-1248096	100% by National Health Industries, Inc.	FL	L07000104055
55. Patient Care Connecticut, LLC 27-0726569	100% by Priority Care, Inc.	KY	0705309
56. Princeton Home Health, LLC 20-5081107	100% by National Health Industries, Inc.	AL	DLL 480-611

Exhibit A
to
Pledge of Equity Interests

OMNI Subsidiaries

NAME OF ISSUER	JURISDICTION	BENEFICIAL OWNER	TYPE OF INTEREST	CERT. #	NO. SHARES /UNITS OUTSTANDING	% INTEREST OUTSTANDING
1. OMNI Home Health Holdings, Inc.	Delaware	National Health Industries, Inc.	10 Shares	2	10 shares	100%
2.a SunCrest Healthcare,Inc.	Georgia	National Health Industries, Inc.	Common Stock	55	265,148 shares	100%
2.b SunCrest Healthcare,Inc.	Georgia	OMNI Home Health Holdings, Inc.	B-1 Preferred	B-1-005	90,667 shares	100%
2.c SunCrest Healthcare,Inc.	Georgia	OMNI Home Health Holdings, Inc.	B-2 Preferred	B-2-020	19,708 shares	100%
2.d SunCrest Healthcare,Inc.	Georgia	OMNI Home Health Holdings, Inc.	C Preferred	C-004	403,856 shares	100%

3. BGR Acquisition, LLC	Florida	SunCrest Healthcare, Inc.	LLC Interest	1	100	100%
4. SunCrest Healthcare of Middle TN, LLC	Tennessee	SunCrest Healthcare, Inc.	LLC Interest	1	100	100%
5. SunCrest Healthcare of East Tennessee, LLC	Tennessee	SunCrest Healthcare, Inc.	LLC Interest	1	100	100%
6. SunCrest Healthcare of West Tennessee, LLC	Tennessee	SunCrest Healthcare, Inc.	LLC Interest	1	100	100%
7. SunCrest Companion Services, LLC	Tennessee	SunCrest Healthcare, Inc.	LLC Interest	1	100	100%
8. SunCrest Home Health of South GA, Inc.	Georgia	SunCrest Healthcare, Inc.	Common Stock	1	1,000 shares	100%

9. SunCrest Outpatient Rehab Services of TN, LLC	Tennessee	SunCrest Healthcare, Inc.	LLC Interest	1	100	100%
10. SunCrest Outpatient Rehab Services, LLC	Tennessee	SunCrest Healthcare, Inc.	LLC Interest	1	100	100%
11. SunCrest Home Health of AL, Inc.	Alabama	SunCrest Healthcare, Inc.	Common Stock	1	1,000 shares	100%
12. SunCrest Home Health of Georgia, Inc.	Georgia	SunCrest Healthcare, Inc.	Common Stock	1	100 shares	100%
13. SunCrest Home Health of Nashville, Inc.	Tennessee	SunCrest Healthcare, Inc.	Common Stock	2	1,000 shares	100%
14. SunCrest Home Health of Manchester, Inc.	Tennessee	SunCrest Healthcare, Inc.	Common Stock	1	1,000 shares	100%
15. SunCrest TeleHealth Services, Inc.	Tennessee	SunCrest Healthcare, Inc.	Common Stock	1	1,000 shares	100%
16. SunCrest Home Health-Southside, LLC	Georgia	SunCrest Home Health of Georgia, Inc.	LLC Interest	1	100	100%
17. SunCrest LBL Holdings, Inc.	Tennessee	SunCrest Healthcare, Inc.	Common Stock	1	1,000 shares	100%
18. SunCrest Home Health of Claiborne County, Inc.	Tennessee	SunCrest Healthcare, Inc.	Common Stock	1	1,000 shares	100%
19. SunCrest Home Health of Tampa, LLC	Florida	SunCrest Healthcare, Inc.	LLC Interest	1	100	60%
20. Trigg County Home Health, Inc.	Kentucky	SunCrest LBL Holdings, Inc.	Common Stock	1	1000 shares	97%
21. Tennessee Nursing Services of Morristown, Inc.	Tennessee	SunCrest Home Health of Claiborne County, Inc.	Common Stock	4	1,000 shares	100%
22. OMNI Home Health Services, LLC	Delaware	OMNI Home Health Holdings, Inc.	LLC Interest	1	100%	100%

23. Home Health Agency – Central Pennsylvania, LLC	Florida	OMNI Home Health Services, LLC	LLC Interest	2	100%	100%
24. Home Health Agency – Collier, LLC	Florida	OMNI Home Health Services, LLC	LLC Interest	2	100%	100%
25. Home Health Agency – Hillsborough, LLC	Florida	OMNI Home Health Services, LLC	LLC Interest	2	100%	100%
26. Home Health Agency – Illinois, LLC	Florida	OMNI Home Health Services, LLC	LLC Interest	2	100%	100%
27. Home Health Agency – Indiana, LLC	Florida	OMNI Home Health Services, LLC	LLC Interest	2	100%	100%
28. Home Health Agency – Palm Beaches, LLC	Florida	OMNI Home Health Services, LLC	LLC Interest	2	100%	100%
29. Home Health Agency – Pennsylvania, LLC	Florida	OMNI Home Health Services, LLC	LLC Interest	2	100%	100%
30. Home Health Agency – Philadelphia, LLC	Florida	OMNI Home Health Services, LLC	LLC Interest	2	100%	100%
31. Home Health Agency – Pinellas, LLC	Florida	OMNI Home Health Services, LLC	LLC Interest	2	100%	100%
32. OMNI Home Health – District 1, LLC	Florida	OMNI Home Health Services, LLC	LLC Interest	2	100%	100%
33. OMNI Home Health – District 2, LLC	Florida	OMNI Home Health Services, LLC	LLC Interest	2	100%	100%
34. OMNI Home Health – District 4, LLC	Florida	OMNI Home Health Services, LLC	Class B LLC Interest	3	700	70%
35. OMNI Home Health – Hernando, LLC	Florida	OMNI Home Health Services, LLC	LLC Interest	2	100%	100%
36. Omni Home Health – Jacksonville, LLC	Florida	OMNI Home Health Services, LLC	LLC Interest	2	100%	100%